UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3999

John Hancock Investment Trust II
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Susan S. Newton, Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1702

Date of fiscal year end:      October 31

Date of reporting period:     October 31, 2004

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Regional
Bank Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 15

Trustees & officers
page 28

For more information
page 33


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation with
moderate income as
a secondary objec-
tive by normally
investing at least
80% of its assets in
stocks of regional
banks and lending
companies, includ
ing commercial and
industrial banks,
savings and loan
associations and
bank holding
companies.

Over the last twelve months

* The broad stock market advanced, but ran into headwinds in 2004 as geopolitical issues, rising oil prices and economic uncertainties kept investors wary.

* Financial stocks slightly underperformed the market, with merger banks among the best performing group.

* The Fund's strong weightings in regional banks and takeover candidates helped it outperform its index and peers.

[Bar chart with heading "John Hancock Regional Bank Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 14.13% total return for Class A. The second bar represents the 13.32% total return for Class B.
The third bar represents the 13.32% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.4%   North Fork Bancorp., Inc.
 4.0%   SouthTrust Corp.
 3.3%   Compass Bancshares, Inc.
 3.3%   Bank of America Corp.
 3.2%   Zions Bancorp.
 3.2%   TCF Financial Corp.
 3.1%   Banknorth Group, Inc.
 3.1%   U.S. Bancorp
 3.0%   Wells Fargo & Co.
 3.0%   JPMorgan Chase & Co.

As a percentage of net assets on October 31, 2004.

BY JAMES K. SCHMIDT, CFA, LISA A. WELCH AND THOMAS M. FINUCANE,
PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Regional Bank Fund

Portfolio manager Thomas Finucane, who was a member of the Fund's management team from 1990 to 2002, recently rejoined the team as a co-portfolio manager after two years at another asset management firm.

The stock market began the Fund's fiscal year last November on an upbeat path, bolstered by low interest rates, a rebounding economy, tax cuts and strong corporate earnings growth. But the environment became more difficult as the new calendar year progressed, and stocks moved sideways for much of 2004. Concerns that the Federal Reserve's moves to raise interest rates would negatively impact corporate earnings, and questions about the strength of the economy, combined with a host of other fears to keep investors wary. The list of uncertainties included spiking oil prices, hurricanes, terrorism, the Iraq war and the tight U.S. presidential election race. Although the broad market, as measured by the Standard & Poor's 500 Index, returned 9.42% in the 12 months ended October 31, 2004, much of the advance came at the beginning of the period last November and December.

"...stocks moved sideways
 for much of 2004."

Financial stocks as a group slightly underperformed the broad market, with the Standard & Poor's 500 Financial Index returning 8.04% in the period. Regional banks, diversified banks and real estate investment trusts (REITs) all performed well, as growing uncertainties led investors to these more conservative safe-haven sectors, given their high dividends and stable earnings. Regional banks were also bolstered by an upswing in mergers, while the more market-sensitive names, such as trust banks and brokers, struggled. Insurance stocks were hit hard at the end of the period by charges of bid rigging and price fixing against the most prominent insurance broker, Marsh & McLennan.

Fund performance and strategy

For the year ended October 31, 2004, John Hancock Regional Bank Fund's Class A, Class B and Class C shares posted total returns of 14.13%, 13.32% and 13.32%, respectively, at net asset value, exceeding the Fund's benchmark Standard & Poor's 500 Financial Index and the 10.57% return of the average financial services fund, according to Lipper, Inc. 1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photos of Jim Schmidt, Lisa Welch and Tom Finucane flush right next to first paragraph.]

Our overweighting in the strong-performing regional bank sector and primarily good stock selection in the sector were the main drivers of our outperformance.

The Fund continues to implement the same investment strategy that it has adhered to since its inception 19 years ago. The Fund owns regional banks that have good fundamentals and are selling at attractive valuations, and, as an added plus, could also be potential candidates for merger activity. This investment approach -- and its focus on regional banks -- has served long-term shareholders well and continues to generate very competitive returns. With the exception of the technology bubble in the late 1990s, the Fund's results have also usually outperformed the market as a whole.

Class B shares, which date back to the Fund's inception, have generated average annual total returns of 17.18% at net asset value from inception October 4, 1985 through October 31, 2004, compared with the 10.69% return of the average equity fund, according to Lipper, Inc. This performance places the Fund in the top five of all equity funds for since-inception performance through October 31, 2004, according to Lipper, Inc. Rankings are based on total return versus 448 funds and do not account for sales charges.2

"...banks involved in mergers were
 some of our biggest contributors
 to performance ..."

Mergers: dominant performance driver

Merger activity picked up significantly over the last 12 months -- an average of one deal a month in our fund alone -- spearheaded by the announced mega-merger between FleetBoston and Bank of America just before the fiscal year began. Not surprisingly, banks involved in mergers were some of our biggest contributors to performance during the year, including FleetBoston and Bank of

America, whose stock rebounded as the market became more comfortable with the acquisition. Of our top 10 performers, six were takeout names, and our large stakes in these regional banks at the time of the announced deals made a significant positive impact on performance. Some of the bigger names and top performers included Charter One, which was acquired by Royal Bank of Scotland, SouthTrust, which was bought by Wachovia, National Commerce Financial, which was acquired by SunTrust, and Banknorth which received an acquisition bid from Toronto Dominion. Greenpoint Financial and its acquirer North Fork Bancorporation were both top contributors, as were Bank One Corp. and its acquirer JPMorgan Chase.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Regional banks 65%, the second is Diversified banks 12%, the third is Asset management & custody banks 7%, the fourth is Thrifts & mortgage finance 6%, and the fifth is Other diversified financial services 5%.]

We also were well served by our large weightings in mid-cap banks whose stocks did very well, some because of heightened speculation that they would become takeover targets, and some because they are perceived to be asset sensitive, that is, their income rises as interest rates increase. These included Compass Bancshares, TCF Financial, Cullen/Frost, Zions Bancorp and Mercantile Bankshares.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to left): Common stocks 98%, and Short-term investments & other 2%.]

Market-sensitive stocks lag

The biggest disappointments were market-sensitive stocks that struggled along with the decline in the stock market, as the bulk of their earnings come from market-related activities. These detractors included State Street Corp., Citigroup and Mellon Financial Corp. Some of the mortgage-related names also faded as interest rate volatility made conditions difficult for such companies as Washington Mutual and First Horizon National.

Regulatory issues hurt several of our holdings, including SunTrust and Fifth Third Bancorp.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Charter One followed by an up arrow with the phrase "Acquired by Royal Bank of Scotland for large premium." The second listing is Bank of America followed by an up arrow with the phrase "Market more positive on FleetBoston deal." The third listing is State Street followed by a down arrow with the phrase "Earnings disappointments in a tough operating environment."]


Outlook

Bank fundamentals remain in good shape, with solid earnings growth, improving margins and signs that commercial lending is picking up. We believe bank stocks can serve as a good safe haven, especially in an uncertain economic environment, with their stable earnings, healthy dividends and heightened merger activity, which we believe will continue. Given the strong outperformance in the last several years of small banks, we think that large-cap financial names now trade at more attractive valuations.

"Bank fundamentals remain in good
 shape, with solid earnings growth,
 improving margins and signs that
 commercial lending is picking up."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 Source, Lipper, Inc. Regional Bank Class B ranked 2,932 out of
  10,686 funds, 1,265 out of 5,950 funds, 121 out of 12,013 funds, 12 out of 740 funds and 5 out of 448 funds for 1-, 5-, 10-, 15-year and since-inception, respectively.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                                           Class A      Class B      Class C
Inception date                              1-3-92      10-4-85       3-1-99

Average annual returns with maximum sales charge (POP)
One year                                      8.43%        8.32%       12.32%
Five years                                    6.73         6.81         7.08
Ten years                                    14.40        14.36           --
Since inception                                 --           --         6.38

Cumulative total returns with maximum sales charge (POP)
One year                                      8.43         8.32        12.32
Five years                                   38.51        39.05        40.78
Ten years                                   283.86       282.47           --
Since inception                                 --           --        42.01

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually be tween years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

             Cum Value    Cum Value                   S&P 500
               of $10K      of $10K      S&P 500    Financial
Plot Date     (No Load)     (w/Load)       Index        Index

10-31-94       $10,000       $9,500      $10,000      $10,000
11-30-94         9,405        8,936        9,636        9,413
4-30-95         10,797       10,258       11,046       11,115
10-31-95        13,100       12,447       12,643       13,536
4-30-96         14,461       13,739       14,383       15,625
10-31-96        16,870       16,029       15,689       18,769
4-30-97         19,497       18,525       17,998       22,214
10-31-97        24,764       23,529       20,729       26,903
4-30-98         29,808       28,321       25,394       33,538
10-31-98        26,082       24,781       25,290       30,014
4-30-99         29,012       27,564       30,932       37,540
10-31-99        27,708       26,326       31,782       36,548
4-30-00         21,370       20,304       34,069       33,774
10-31-00        25,319       24,055       33,722       41,725
4-30-01         28,153       26,748       29,652       40,127
10-31-01        27,066       25,716       25,325       35,598
4-30-02         32,579       30,954       25,911       39,248
10-31-02        29,096       27,644       21,499       33,769
4-30-03         29,685       28,204       22,464       35,440
10-31-03        35,400       33,634       25,976       41,672
4-30-04         35,663       33,884       27,605       43,618
10-31-04        40,402       38,386       28,411       45,043

[Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the Standard & Poor's 500 Financial Index and is equal to $45,053 as of October 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock
Regional Bank Fund, before sales charge, and is equal to $40,402 as of October 31, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock Regional Bank Fund, after sales charge, and is equal to $38,386 as of October 31, 2004. The fourth line represents the Standard & Poor's 500 Index and is equal to $28,411 as of October 31, 2004.]

                                     Class B 1    Class C 1
Period beginning                    10-31-94       3-1-99
Regional Bank Fund                   $38,247      $14,201
Index 1                               28,411        9,939
Index 2                               45,043       13,170

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Standard & Poor's 500 Financial Index -- Index 2 -- is an unmanaged index designed to measure the financial sector of the Standard &
Poor's 500.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.

Account value                                              Expenses paid
$1,000.00                  Ending value                    during period
on 4-30-04                  on 10-31-04                   ended 10-31-04 1
--------------------------------------------------------------------------
Class A                       $1,132.90                            $7.06
Class B                        1,129.10                            10.75
Class C                        1,129.10                            10.76

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|        $8,600.00 / $1,000.00 = 8.6 | X $|    from table    | =  actual
|                 /                  |    |                  |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                                              Expenses paid
$1,000.00                  Ending value                    during period
on 4-30-04                  on 10-31-04                   ended 10-31-04 1
--------------------------------------------------------------------------
Class A                       $1,018.52                            $6.68
Class B                        1,015.04                            10.17
Class C                        1,015.03                            10.19

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.32%, 2.01% and 2.01% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Issuer                                                                                         Shares           Value
Common stocks 98.29%                                                                                   $2,480,240,628
(Cost $875,793,176)

Asset Management & Custody Banks 7.49%                                                                    189,052,542
Bank of New York Co., Inc. (The) (NY)                                                       2,059,898      66,864,289
Investors Financial Services Corp. (MA)                                                        33,350       1,283,642
Mellon Financial Corp. (PA)                                                                 1,829,054      52,859,661
Northern Trust Corp. (IL)                                                                     252,500      10,741,350
State Street Corp. (MA)                                                                     1,272,000      57,303,600

Consumer Finance 0.19%                                                                                      4,869,700
MBNA Corp. (DE)                                                                               190,000       4,869,700

Diversified Banks 12.34%                                                                                  311,463,468
Bank of America Corp. (NC)                                                                  1,861,770      83,388,678
Comerica, Inc. (MI)                                                                           165,697      10,192,022
Fifth Third Bancorp. (OH)                                                                   1,262,302      62,092,635
U.S. Bancorp. (MN)                                                                          2,757,987      78,906,008
Wells Fargo & Co. (CA)                                                                      1,287,410      76,884,125

Insurance Brokers 0.06%                                                                                     1,355,340
Marsh & McLennan Cos., Inc. (NY)                                                               49,000       1,355,340

Investment Banking & Brokerage 0.68%                                                                       17,225,280
Lehman Brothers Holdings, Inc. (NY)                                                           195,000      16,019,250
Piper Jaffray Cos., Inc. (MN) (I)                                                              27,579       1,206,030

Life & Health Insurance 0.43%                                                                              10,804,275
Prudential Financial, Inc. (NJ)                                                               232,500      10,804,275

Other Diversified Financial Services 5.47%                                                                137,989,622
Citigroup, Inc. (NY)                                                                        1,297,290      57,560,757
EuroBancshares, Inc. (Puerto Rico) (I)                                                        238,170       4,418,054
JPMorgan Chase & Co. (MA)                                                                   1,969,192      76,010,811

Property & Casualty Insurance 0.06%                                                                         1,364,954
St. Paul Travelers Cos., Inc. (The) (MN)                                                       40,193       1,364,954

See notes to
financial statements.


10


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Regional Banks 65.31%                                                                                  $1,648,101,600
Alabama National Bancorp. (AL)                                                                129,600       8,281,440
AmSouth Bancorp. (AL)                                                                       1,131,910      29,871,105
Banknorth Group, Inc. (ME)                                                                  2,247,173      79,257,792
BB&T Corp. (NC)                                                                             1,026,432      42,196,619
BOK Financial Corp. (OK) (I)                                                                  123,500       5,620,485
Bryn Mawr Bank Corp. (PA)                                                                     337,800       6,634,392
Cardinal Financial Corp. (VA) (I)                                                             248,800       2,475,560
Cascade Bancorp. (OR)                                                                          30,604         619,731
Chittenden Corp. (VT)                                                                       1,094,357      30,992,190
City Holding Co. (WV)                                                                         112,756       3,906,995
City National Corp. (CA)                                                                      538,800      37,123,320
CoBiz, Inc. (CO)                                                                               22,950         455,443
Colonial BancGroup (The), Inc. (AL)                                                           735,100      15,914,915
Columbia Bancorp. (OR)                                                                         35,250         629,213
Columbia Banking System, Inc. (WA)                                                             65,680       1,609,160
Commerce Bancshares, Inc. (MO)                                                              1,416,750      69,562,425
Commercial Bankshares, Inc. (FL)                                                              284,456      10,032,763
Community First Bankshares, Inc. (ND)                                                         666,950      21,489,129
Compass Bancshares, Inc. (AL)                                                               1,765,125      84,320,021
Cullen/Frost Bankers, Inc. (TX)                                                             1,334,850      65,407,650
Dearborn Bancorp., Inc. (MI) (I)                                                              102,530       2,768,310
F.N.B. Corp. (PA)                                                                             290,257       5,958,976
First Horizon National Corp. (TN)                                                           1,464,800      63,396,544
First Midwest Bancorp., Inc. (IL)                                                              51,000       1,780,410
First National Bankshares of Florida (FL)                                                     298,964       7,381,421
First Republic Bank (CA)                                                                      173,743       8,374,413
First State Bancorp. (NM)                                                                       7,500         264,750
FirstMerit Corp. (OH)                                                                           8,550         223,412
Fulton Financial Corp. (PA)                                                                 1,002,464      21,512,877
Hancock Holding Co. (MS)                                                                      544,094      17,220,575
Hibernia Corp. (Class A) (LA)                                                                 439,800      12,754,200
Hudson United Bancorp. (NJ)                                                                   398,759      15,870,608
Independent Bank Corp. (MA)                                                                   735,000      24,232,950
Independent Bank Corp. (MI)                                                                   266,000       7,227,220
KeyCorp (OH)                                                                                  723,934      24,316,943
M&T Bank Corp. (NY)                                                                           570,153      58,725,759
Marshall & Ilsley Corp. (WI)                                                                1,434,689      60,213,897
MB Financial, Inc. (IL)                                                                       294,000      12,565,560
Mercantile Bankshares Corp. (MD)                                                              918,050      44,745,757

See notes to
financial statements.


11


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Regional Banks (continued)
National City Corp. (OH)                                                                    1,930,812     $75,243,744
North Fork Bancorp., Inc. (NY)                                                              2,495,254     110,040,701
Oriental Financial Group (Puerto Rico)                                                         51,605       1,461,970
PNC Financial Services Group (PA)                                                             859,900      44,972,770
Placer Sierra Bancshares (CA) (I)                                                              39,450         946,800
Prosperity Bancshares, Inc. (TX)                                                               59,000       1,607,750
Provident Bankshares Corp. (MD)                                                               164,389       5,709,230
Regions Financial Corp. (AL)                                                                  388,100      13,614,548
Republic Bancorp., Inc. (MI)                                                                  124,000       2,072,040
SNB Bancshares, Inc. (TX) (I)                                                                 255,660       3,323,580
Sandy Spring Bancorp., Inc. (MD)                                                                7,000         242,060
Seacoast Banking Corp. of Florida (FL)                                                        548,790      11,864,840
Sky Financial Group, Inc. (OH)                                                                261,000       7,015,680
SouthTrust Corp. (AL)                                                                       2,339,300     101,923,301
Southwest Bancorp., Inc. (OK)                                                                  21,000         493,080
Sterling Bancshares, Inc. (TX)                                                                434,145       6,151,835
SunTrust Banks, Inc. (GA)                                                                   1,051,337      73,993,098
Susquehanna Bancshares, Inc. (PA)                                                             508,693      12,651,195
TCF Financial Corp. (MN)                                                                    2,562,884      80,782,104
Texas Regional Bancshares, Inc. (Class A) (TX)                                                827,125      26,410,101
Texas United Bancshares, Inc. (TX)                                                            127,900       2,300,921
TriCo Bancshares (CA)                                                                         655,150      14,223,307
Trustmark Corp. (MS)                                                                          167,000       5,265,510
UnionBanCal Corp. (CA)                                                                        259,800      15,782,850
Virginia Commerce Bancorp., Inc. (VA) (I)                                                      36,662       1,077,863
Westamerica Bancorp. (CA)                                                                     433,075      24,767,559
Whitney Holding Corp. (LA)                                                                    391,820      17,087,270
Zions Bancorp. (UT)                                                                         1,226,250      81,140,963

Thrifts & Mortgage Finance 6.26%                                                                          158,013,847
Astoria Financial Corp. (NY)                                                                  368,700      14,412,483
Countrywide Financial Corp. (CA)                                                              379,998      12,133,336
Fannie Mae (DC)                                                                               436,500      30,620,475
MAF Bancorp., Inc. (IL)                                                                       301,743      12,935,722
New York Community Bancorp, Inc. (NY)                                                         125,000       2,295,000
Sovereign Bancorp, Inc. (PA)                                                                   80,000       1,732,000
Washington Federal, Inc. (WA)                                                               1,023,726      26,125,488
Washington Mutual, Inc. (WA)                                                                1,442,711      55,847,343
Webster Financial Corp. (CT)                                                                   40,000       1,912,000

See notes to
financial statements.


12


FINANCIAL STATEMENTS

                                                                               Interest     Par value
Issuer, description, maturity date                                             rate             (000)           Value
Short-term investments 1.44%                                                                              $36,258,000
(Cost $36,258,000)

Joint Repurchase Agreement 1.44%                                                                           36,258,000
Investment in a joint repurchase agreement transaction with
Morgan Stanley -- Dated 10-29-04, due 11-01-04 (secured
by U.S. Treasury Bond 8.125% due 08-15-19, U.S. Treasury
Note 5.875% due 11-15-04, U.S. Treasury Inflation Indexed
Bonds 3.625% due 04-15-28 and 3.375% due 04-15-32,
and U.S. Treasury Inflation Indexed Notes 3.375% thru
3.875% due 01-15-09 thru 01-15-12)                                             1.770%         $36,258      36,258,000

Total investments 99.73%                                                                               $2,516,498,628

Other assets and liabilities, net 0.27%                                                                    $6,902,308

Total net assets 100.00%                                                                               $2,523,400,936


(I) Non-income-producing security.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows
the Fund's
investments
as a percentage
of net assets,
aggregated by
various regions.

Regional distribution               Value as a percentage of Fund's net assets
------------------------------------------------------------------------------
Northeast                                                               34.15%
Southeast                                                               24.34
Midwest                                                                 20.26
West                                                                    10.87
Southwest                                                                8.67
Short-term Investments                                                   1.44

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments at value (cost $912,051,176)                       $2,516,498,628
Cash                                                                      780
Receivable for investments sold                                     6,058,680
Receivable for shares sold                                            462,452
Dividends and interest receivable                                   5,484,313
Other assets                                                          237,250

Total assets                                                    2,528,742,103

Liabilities
Payable for investments purchased                                     474,326
Payable for shares repurchased                                      2,155,921
Payable to affiliates
Management fees                                                     1,577,152
Distribution and service fees                                         192,133
Other                                                                 410,152
Other payables and accrued expenses                                   531,483

Total liabilities                                                   5,341,167

Net assets
Capital paid-in                                                   690,969,258
Accumulated net realized gain on investments                      223,949,745
Net unrealized appreciation of investments                      1,604,447,452
Accumulated net investment income                                   4,034,481

Net assets                                                     $2,523,400,936

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($1,586,673,796 [DIV] 35,004,965 shares)                       $45.33
Class B ($884,915,419 [DIV] 19,683,482 shares)                         $44.96
Class C ($51,811,721 [DIV] 1,152,411 shares)                           $44.96

Maximum offering price per share
Class A 1 ($45.33 [DIV] 95%)                                           $47.72

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains for
the period stated.

Investment income
Dividends                                                         $69,226,251
Interest                                                              281,385

Total investment income                                            69,507,636

Expenses
Investment management fees                                         18,829,559
Class A distribution and service fees                               4,149,136
Class B distribution and service fees                              10,783,197
Class C distribution and service fees                                 530,567
Class A, B and C transfer agent fees                                5,298,162
Accounting and legal services fees                                    682,456
Miscellaneous                                                         409,485
Custodian fees                                                        344,899
Printing                                                              285,379
Trustees' fees                                                        152,046
Professional fees                                                      98,484
Registration and filing fees                                           69,301
Interest                                                                1,193

Total expenses                                                     41,633,864
Less expense reductions                                                (4,810)

Net expenses                                                       41,629,054

Net investment income                                              27,878,582

Realized and unrealized gain

Net realized gain on investments                                  251,977,455

Change in net unrealized appreciation
(depreciation) of investments                                      42,174,602

Net realized and unrealized gain                                  294,152,057

Increase in net assets from operations                           $322,030,639

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment gains,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in
the Fund.
                                                     Year           Year
                                                    ended          ended
                                                 10-31-03       10-31-04
Increase in net assets
From operations

Net investment income                         $23,788,952    $27,878,582
Net realized gain                             177,348,392    251,977,455
Change in net unrealized
appreciation (depreciation)                   256,685,239     42,174,602

Increase in net assets resulting
from operations                               457,822,583    322,030,639

Distributions to shareholders
From net investment income
Class A                                       (13,299,544)   (18,974,588)
Class B                                        (9,780,545)    (7,219,395)
Class C                                          (299,570)      (360,499)
From net realized gain
Class A                                       (51,694,181)   (74,105,496)
Class B                                       (83,058,699)   (75,072,870)
Class C                                        (2,136,352)    (3,429,590)
                                             (160,268,891)  (179,162,438)
From Fund share transactions                 (190,193,590)  (186,361,392)

Net assets
Beginning of period                         2,459,534,025  2,566,894,127

End of period 1                            $2,566,894,127 $2,523,400,936

1 Includes accumulated net investment income of $2,749,367 and $4,034,481, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $51.21      $41.44      $40.09      $37.81      $42.80
Net investment income 1                                   0.78        0.60        0.45        0.53        0.61
Net realized and unrealized
gain (loss) on investments                               (5.49)       2.04        2.55        7.10        5.07
Total from
investment operations                                    (4.71)       2.64        3.00        7.63        5.68
Less distributions
From net investment income                               (0.81)      (0.60)      (0.46)      (0.52)      (0.58)
From net realized gain                                   (4.25)      (3.39)      (4.82)      (2.12)      (2.57)
                                                         (5.06)      (3.99)      (5.28)      (2.64)      (3.15)
Net asset value, end of period                          $41.44      $40.09      $37.81      $42.80      $45.33
Total return 2 (%)                                       (8.62)       6.90        7.50       21.67       14.13

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $788        $797        $930      $1,214      $1,587
Ratio of expenses
to average net assets (%)                                 1.37        1.28        1.35        1.39        1.34
Ratio of net investment income
to average net assets (%)                                 2.01        1.42        1.14        1.43        1.44
Portfolio turnover (%)                                       5          23           7           2           5

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $50.94      $41.20      $39.84      $37.55      $42.48
Net investment income 1                                   0.50        0.31        0.19        0.26        0.30
Net realized and unrealized
gain (loss) on investments                               (5.46)       2.02        2.52        7.06        5.04
Total from
investment operations                                    (4.96)       2.33        2.71        7.32        5.34
Less distributions
From net investment income                               (0.53)      (0.30)      (0.18)      (0.27)      (0.29)
From net realized gain                                   (4.25)      (3.39)      (4.82)      (2.12)      (2.57)
                                                         (4.78)      (3.69)      (5.00)      (2.39)      (2.86)
Net asset value, end of period                          $41.20      $39.84      $37.55      $42.48      $44.96
Total return 2 (%)                                       (9.26)       6.15        6.77       20.83       13.32

Ratios and supplemental data
Net assets, end of period
(in millions)                                           $2,172      $1,900      $1,491      $1,298        $885
Ratio of expenses
to average net assets (%)                                 2.07        1.98        2.03        2.09        2.04
Ratio of net investment income
to average net assets (%)                                 1.31        0.73        0.46        0.72        0.70
Portfolio turnover (%)                                       5          23           7           2           5

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $50.94      $41.20      $39.84      $37.56      $42.48
Net investment income 1                                   0.32        0.30        0.17        0.27        0.30
Net realized and unrealized
gain (loss) on investments                               (5.28)       2.03        2.54        7.04        5.04
Total from
investment operations                                    (4.96)       2.33        2.71        7.31        5.34
Less distributions
From net investment income                               (0.53)      (0.30)      (0.17)      (0.27)      (0.29)
From net realized gain                                   (4.25)      (3.39)      (4.82)      (2.12)      (2.57)
                                                         (4.78)      (3.69)      (4.99)      (2.39)      (2.86)
Net asset value, end of period                          $41.20      $39.84      $37.56      $42.48      $44.96
Total return 2 (%)                                       (9.26)       6.15        6.78       20.79       13.32
Ratios and supplemental data
Net assets, end of period
(in millions)                                              $34         $39         $38         $56         $52
Ratio of expenses
to average net assets (%)                                 2.07        1.98        2.05        2.09        2.04
Ratio of net investment income
to average net assets (%)                                 1.30        0.71        0.44        0.72        0.72
Portfolio turnover (%)                                       5          23           7           2           5

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Regional Bank Fund (the "Fund") is a diversified series of John Hancock Invest ment Trust II, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific ex pense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency pur poses, including the meet ing of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

During the year ended October 31, 2003, the tax character of distributions paid was as follows: ordinary income $23,379,659 and long-term capital gains $136,889,232 and during the year ended October 31, 2004, ordinary income $35,202,525 and long-term capital gains $143,959,913. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, the components of distributable earnings on a tax basis included $4,319,206 of undistributed ordinary income and $224,386,092 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000, (c) 0.735% of the next $1,000,000,000 and (d) 0.725% of the Fund's average daily net asset value in excess of $2,000,000,000.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commissions offsets applied during the period. Accordingly, the expense reductions related to custody fee offsets amounted to $4,810 and had no impact on the Fund's ratio of expenses to average net assets for the year ended October 31, 2004.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $990,763 with regard to sales of Class A shares. Of this amount, $155,402 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $743,106 was paid as sales commissions to unrelated broker-dealers and $92,255 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $54,207 with regard to sales of Class C shares. Of this amount, $53,917 was paid as sales commissions to unrelated broker-dealers and $290 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $833,556 for Class B shares and $10,803 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions during the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $682,456. The Fund also paid the Adviser the amount of $1,625 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                                 YEAR ENDED 10-31-03         PERIOD ENDED 10-30-04
                              SHARES          AMOUNT        SHARES          AMOUNT
Sold                       6,885,851    $266,430,674    10,066,889    $426,492,225
Distributions reinvested   1,655,820      59,088,594     2,065,209      84,727,581
Repurchased               (4,790,378)   (177,267,755)   (5,478,366)   (232,463,550)
Net increase               3,751,293    $148,251,513     6,653,732    $278,756,256

Class B shares
Sold                       1,415,383     $52,434,759     1,153,194     $48,973,779
Distributions reinvested   2,400,659      84,744,006     1,861,609      75,455,944
Repurchased              (12,969,936)   (486,587,170)  (13,884,088)   (583,163,888)
Net decrease              (9,153,894)  ($349,408,405)  (10,869,285)  ($458,734,165)

Class C shares
Sold                         743,636     $27,516,694       340,370     $14,434,998
Distributions reinvested      64,647       2,285,110        88,721       3,597,292
Repurchased                 (521,762)    (18,838,502)     (584,153)    (24,415,773)
Net increase (decrease)      286,521     $10,963,302      (155,062)    ($6,383,483)

Net decrease              (5,116,080)  ($190,193,590)   (4,370,615)  ($186,361,392)

Note D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $113,296,292 and $462,182,451, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes was $912,607,201. Gross unrealized appreciation and depreciation of investments aggregated $1,612,155,904 and $8,264,477, respectively, resulting in net unrealized appreciation of $1,603,891,427. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 2004, is set forth below.

                           Beginning    Ending
                               share     share   Realized   Dividend   Ending
Affiliate                     amount    amount       gain     income    value

Independent Bank Corp. (MA)
bought: none, sold: none *   735,000   735,000         --        $--      $--

Totals                                                 --        $--      $--

* No longer an affiliated issuer.

Note F
Reclassification of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $27,325,110, a decrease in accumulated net investment income of $38,986 and an increase in capital paid-in of $27,364,096. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Addi tional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation, organizational cost and tax deferral of losses on certain sales of securities. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

Note G
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Regional Bank Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Regional Bank Fund (the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund has designated distributions to shareholders of $171,287,597 as a capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2004, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for the calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

Dennis S. Aronowitz, Born: 1931                                                             1996                21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         1996                21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1996                21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              1986                21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).


28


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William F. Glavin, 2 Born: 1932                                                             1992                21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                 1991                31
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         1993                31
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

John W. Pratt, Born: 1931                                                                   1986                21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).


29


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1992
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock
  Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:                        Express mail:
          John Hancock                         John Hancock
          Signature Services, Inc.             Signature Services, Inc.
          1 John Hancock Way, Suite 1000       Mutual Fund Image Operations
          Boston, MA 02217-1000                529 Main Street
                                               Charlestown, MA 02129

Phone     Customer service representatives     1-800-225-5291
          24-hour automated information        1-800-338-8080
          TDD line                             1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Regional Bank Fund.

0100A  10/04
       12/04

JOHN HANCOCK
Small Cap
Equity Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 16

Trustees & officers
page 34

For more information
page 37


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks capi-
tal appreciation by
normally investing
at least 80% of its
assets in equity
securities of small-
capitalization
companies in the
range of the Russell
2000 Index.

Over the last twelve months

* Small-cap stocks were among the leaders as the overall stock market moved higher as corporate earnings growth surged.

* The Fund gravitated toward economically sensitive sectors of the market.

* Energy and industrial stocks provided a lift to Fund performance, while consumer stocks detracted from results.

[Bar chart with heading "John Hancock Small Cap Equity Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 10% with 0% at the bottom and 20% at the top. The first bar represents the 11.34% total return for Class A. The second bar represents the 10.64% total return for Class B. The third bar represents the 10.57% total return for Class C. The fourth bar represents the 12.04% total return for Class I. The sixth bar represents the 11.22% total return for Class R. A note below the chart reads " Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.9%   XM Satellite Radio Holdings, Inc. (Class A)
 2.8%   Headwaters, Inc.
 2.5%   Euronet Worldwide, Inc.
 2.4%   Intermagnetics General Corp.
 2.3%   TETRA Technologies, Inc.
 2.3%   Measurement Specialties, Inc.
 2.2%   Stratasys, Inc.
 2.2%   Oshkosh Truck Corp.
 2.1%   Global Imaging Systems
 2.0%   Cognex Corp.

As a percentage of net assets on October 31, 2004.

BY ALAN E. NORTON, CFA, AND HENRY E. MEHLMAN, CFA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Small Cap Equity Fund

Small-cap stocks were among the leaders as the U.S. stock market advanced during the 12 months ended October 31, 2004. The main driver of this positive performance was corporate earnings growth, which accelerated as economic conditions improved. However, the market's gains were muted over the last six months of the period by rising oil prices, terrorism concerns, the impending presidential election and doubts about the strength and sustainability of the economic recovery.

For the 12 months, the Standard & Poor's 500 Index returned 9.42%. In the small-cap segment of the market, the Russell 2000 Index returned 11.73%, while the Standard & Poor's SmallCap 600 Index, which concentrates more on high-quality stocks, returned 16.79%. Within both of these small-cap indexes, value stocks outperformed growth by a wide margin, reflecting the degree of uncertainty in the market.

"Small-cap stocks were
 among the leaders as the U.S.
 stock market advanced dur
 ing the 12 months ended
 October 31, 2004."

Fund performance

For the year ended October 31, 2004, John Hancock Small Cap Equity Fund's Class A, Class B, Class C, Class I and Class R shares posted total returns of 11.34%, 10.64%, 10.57%, 12.04% and 11.22%, respectively, at net asset value.
These results comfortably outpaced the 2.52% return of the average small-cap growth fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

Portfolio strategy and positioning

Our balanced, disciplined investment strategy did not waver during the past year. We maintained a diversified portfolio of high-quality small-cap stocks with a blend of slow, medium and fast earnings growth rates. We continued to own companies with strong balance sheets, seasoned management teams, dominant positions in their industries, excellent profit margins and a track record of consistent earnings growth. Another key element of our investment approach is taking advantage of valuation opportunities by paring our positions in stocks that outperform and increasing our stakes in lagging names.

[Photos of Alan Norton and Henry Mehlman flush right next to first paragraph.]

Throughout the one-year period, we positioned the portfolio to benefit from a strengthening economy. The Fund emphasized cyclical areas of the market, including energy, industrials, information technology and consumer discretionary stocks. The results were mixed -- energy and industrial stocks were among the top contributors to Fund performance, while the portfolio's technology and consumer discretionary holdings declined. However, favorable stock selection, especially in the information technology sector, helped the Fund outperform its Lipper peer group average and keep pace with the Russell 2000 Index.

Energy and industrials lead the way

Energy and industrial stocks posted the best returns in the portfolio. Energy stocks benefited from strong worldwide demand and rising prices for oil and natural gas. Quicksilver Resources, a natural gas producer, was one of the top energy performers. Increased production and higher natural gas prices contributed to a sharp rise in earnings.

"...favorable stock selection,
  especially in the information
  technology sector, helped the
 Fund outperform..."

Among industrial stocks, Headwaters was the top performance contributor. The company, which converts coal and waste products into alternative fuels, successfully expanded its earnings base by diversifying into other businesses, including construction materials and chemicals.

Technology provides mixed results

Information technology was one of the largest sectors -- and biggest overweight -- in the portfolio during the past year. As with the technology sector of the Russell 2000, the Fund's technology holdings posted negative returns during the period, but strong stock selection in this segment of the portfolio mitigated much of the decline.

We look at the technology sector from a cyclical, pseudo-industrial point of view because many of our tech holdings have industrial customers and end-markets. For example, one of our top-performing technology stocks was Measurement Specialties, which makes pressure gauges and sensors for manufacturers. Under a new CEO, the company boosted profits through better cost management and improved efficiency.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Industrials 22%, the second is Information technology 18%, the third is Financials 14%, the fourth is Health care 13%, and the fifth is Consumer discretionary 12%.]

The best contributor to performance among our technology holdings was Euronet Worldwide, which operates ATM networks in Eastern Europe and India. Euronet made several acquisitions that provide electronic services for prepaid cell phone users, and this has been a significant growth area for the company.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%.]

Consumer stocks disappoint

Consumer stocks, including both consumer staples and consumer discretionary companies, weighed on portfolio performance. In contrast to the modest gains in the consumer sectors of the Russell 2000, the portfolio's consumer stocks declined as a group, largely because of specific issues affecting several Fund holdings.

LeapFrog Enterprises, which makes educational toys for children, was the biggest detractor from Fund performance during the period. The company has an excellent product line, but it could not overcome a difficult retail toy environment, which is increasingly dominated by Wal-Mart and Target. Pricing pressure and management's lack of execution impacted profit margins and led to lower-than-expected earnings.

Another disappointing performer was Alliance Gaming, a maker of slot machines and other electronic gaming systems. Higher integration costs related to its Sierra Design acquisition and higher research and development expenses for its next generation of products caused the company to report disappointing profits and reduce earnings guidance for the year.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is XM Satellite Radio followed by an up arrow with the phrase "Strong subscriber growth and successful introduction of new products and services." The second listing is I-STAT followed by an up arrow with the phrase "Maker of blood analysis products acquired at a premium by Abbott Labs." The third listing is Emulex followed by a down arrow with the phrase "Inventory adjustments by primary customers led to drop-off in sales and weaker earnings."]

Outlook

Some of the uncertainty that has clouded the stock market for much of this year has begun to dissipate as we head into 2005. The presidential election is now behind us, oil prices have eased somewhat from record high levels, and the recent resurgence in job growth suggests that the economic recovery is alive and well. We believe that these developments are constructive for stocks in general and should set the stage for growth stocks to outperform in the coming year.

"Given our optimism about the
 resilience of the economic recovery, we
 intend to maintain our exposure to
 economically sensitive stocks."

Given our optimism about the resilience of the economic recovery, we intend to maintain our exposure to economically sensitive stocks. As the recovery matures, we expect high-quality stocks to become the market leaders. We continue to find opportunities in the small-cap sector, where valuations and growth rates remain attractive.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

See the prospectus for the risks of investing in small-cap stocks.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                  Class A      Class B      Class C      Class I 1    Class R 1
Inception date     1-3-94       1-3-94       5-1-98      8-15-01       8-5-03

Average annual returns with maximum sales charge (POP)
One year             5.78%        5.64%        9.57%       12.04%       11.22%
Five years           2.56         2.55         2.91           --           --
Ten years           10.37        10.31           --           --           --
Since inception        --           --         6.21        -3.98        22.39

Cumulative total returns with maximum sales charge (POP)
One year             5.78         5.64         9.57        12.04        11.22
Five years          13.48        13.39        15.40           --           --
Ten years          168.14       166.74           --           --           --
Since inception        --           --        47.90       -12.22        28.42

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.
                                                              S & P
             Cum Value      Cum Value        Russell      Small Cap
               of $10K        of $10K           2000            600
Plot Date     (No Load)       (w/Load)         Index          Index

10-31-94       $10,000         $9,500        $10,000        $10,000
11-30-94         9,655          9,170          9,596          9,618
4-30-95         10,546         10,017         10,538         10,548
10-31-95        11,060         10,504         11,836         12,117
4-30-96         12,655         12,019         14,017         14,315
10-31-96        12,595         11,963         13,803         14,598
4-30-97         12,795         12,152         14,026         14,852
10-31-97        17,229         16,364         17,853         19,264
4-30-98         18,108         17,199         19,970         21,797
10-31-98        14,644         13,908         15,735         17,134
4-30-99         18,570         17,638         18,121         18,681
10-31-99        23,634         22,447         18,076         19,196
4-30-00         34,753         33,008         21,459         22,508
10-31-00        32,555         30,920         21,221         24,047
4-30-01         31,806         30,209         20,846         24,332
10-31-01        26,690         25,350         18,527         22,500
4-30-02         27,484         26,105         22,237         28,358
10-31-02        18,567         17,634         16,385         21,650
4-30-03         19,606         18,622         17,622         22,420
10-31-03        25,357         24,084         23,488         28,924
4-30-04         26,445         25,117         25,024         31,377
10-31-04        28,232         26,814         26,241         33,772

[Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the Standard and Poor's SmallCap 600 index and is equal to $33,772 as of October 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Equity Fund, before sales charge, and is equal to $28,232 as of October 31, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock Small Cap Equity Fund, after sales charge, and is equal to $26,814 as of October 31, 2004. The third line represents the Russell 2000 Index and is equal to $26,241 as of October 31, 2004.]

                               Class B 1    Class C 1    Class I 2    Class R 2
Period beginning              10-31-94       5-1-98      8-15-01       8-5-03
Small Cap Equity Fund          $26,674      $14,790       $8,778      $12,842
Index 1                         26,241       13,085       12,701       12,936
Index 2                         33,772       15,409       13,411       13,353

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 2000 Index -- Index 1 -- is an unmanaged index composed of 2,000 U.S. small-capitalization stocks.

Standard & Poor's SmallCap 600 Index -- Index 2 -- is an unmanaged index of 600 U.S. small-sized companies.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectuses for Class I and Class R shares.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.

Account value                   Expenses paid
$1,000.00      Ending value     during period
on 4-30-04      on 10-31-04    ended 10-31-04 1
------------------------------------------------
Class A           $1,067.60             $7.62
Class B            1,064.10             11.21
Class C            1,064.10             11.17
Class I            1,071.10              4.62
Class R            1,067.70              8.30

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|        $8,600.00 / $1,000.00 = 8.6 | X $|    from table    | =  actual
|                 /                  |    |                  |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                   Expenses paid
$1,000.00      Ending value     during period
on 4-30-04      on 10-31-04    ended 10-31-04 1
------------------------------------------------
Class A           $1,017.76             $7.44
Class B            1,014.27             10.94
Class C            1,014.32             10.90
Class I            1,020.68              4.50
Class R            1,017.11              8.10

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.47%, 2.16%, 2.15% 0.89% and 1.60% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                       Shares           Value
Common stocks 97.56%                                                                   $449,492,540
(Cost $380,361,680)

Aerospace & Defense 1.59%                                                                 7,326,100
Engineered Support Systems, Inc.                                            152,500       7,326,100

Application Software 0.20%                                                                  904,425
ScanSoft, Inc. (I)                                                          233,400         904,425

Biotechnology 1.01%                                                                       4,640,700
AtheroGenics, Inc. (I)                                                      155,000       4,640,700

Broadcasting & Cable TV 2.85%                                                            13,121,920
XM Satellite Radio Holdings, Inc. (Class A) (I) (U)                         406,000      13,121,920

Building Products 1.43%                                                                   6,569,416
Simpson Manufacturing Co., Inc. (I)                                         102,200       6,569,416

Communications Equipment 3.70%                                                           17,061,600
Inter-Tel, Inc.                                                             200,000       5,400,000
SeaChange International, Inc. (I)                                           525,000       8,946,000
Sirenza Microdevices, Inc. (I)                                              600,000       2,715,600

Computer Hardware 2.87%                                                                  13,242,704
Dot Hill Systems Corp. (I)                                                  500,000       3,125,000
Stratasys, Inc. (I)                                                         345,550      10,117,704

Construction & Farm Machinery & Heavy Trucks 2.80%                                       12,920,490
Joy Global, Inc.                                                             85,000       2,872,150
Oshkosh Truck Corp.                                                         170,600      10,048,340

Construction Materials 2.80%                                                             12,883,500
Headwaters, Inc. (I)                                                        409,000      12,883,500

Diversified Commercial Services 0.98%                                                     4,493,750
Quixote Corp.                                                               250,000       4,493,750

See notes to
financial statements.


10


FINANCIAL STATEMENTS

Issuer                                                                       Shares           Value
Diversified Metals & Mining 1.37%                                                        $6,296,333
Brush Engineered Materials, Inc.                                            230,000       3,588,000
Inmet Mining Corp. (Canada) (I)                                             175,000       2,708,333

Electrical Components & Equipment 4.91%                                                  22,630,684
Intermagnetics General Corp. (I)                                            429,866      10,957,284
Medis Technologies Ltd. (I)                                                 470,000       6,048,900
Powell Industries, Inc.                                                     150,000       2,418,000
Superconductor Technologies, Inc. (I)                                     3,025,000       3,206,500

Electronic Equipment Manufacturers 8.69%                                                40,037,548
Cognex Corp.                                                                360,000       9,216,000
Excel Technology, Inc. (I)                                                  151,800       3,828,396
FARO Technologies, Inc. (I)                                                 262,300       6,518,155
II-VI, Inc. (I)                                                             194,900       6,673,376
Integrated Silicon Solution, Inc. (I)                                       449,650       3,376,871
Measurement Specialties, Inc. (I)                                           402,500      10,424,750

Forest Products 0.72%                                                                     3,303,161
Canfor Corp. (Canada) (I)                                                   275,000       3,303,161

Health Care Equipment 8.39%                                                              38,666,731
BioLase Technology, Inc. (I)                                                451,100       3,076,502
Cyberonics, Inc. (I)                                                        101,400       1,903,278
EPIX Pharmaceuticals, Inc. (I)                                              165,000       2,578,950
Kensey Nash Corp. (I)                                                       200,000       5,720,000
Possis Medical, Inc. (I)                                                    175,000       1,939,000
ResMed, Inc. (I)                                                            167,400       7,867,800
Somanetics Corp. (I)                                                        225,000       2,756,250
Sonosite, Inc.                                                              224,900       6,496,237
Techne Corp. (I)                                                            175,700       6,328,714

Health Care Services 1.38%                                                                6,371,088
Covance, Inc. (I)                                                           160,400       6,371,088

Homebuilding 2.80%                                                                       12,885,565
Beazer Homes USA, Inc. (I)(U)                                                70,000       7,684,600
Orleans Homebuilders, Inc.                                                  248,850       5,200,965

Household Products 1.89%                                                                  8,706,110
Yankee Candle Co, Inc. (The) (I)                                            314,300       8,706,110

Industrial Machinery 4.00%                                                               18,415,545
Kaydon Corp.                                                                255,000       7,548,000
RAE Systems, Inc. (I)(U)                                                    750,000       5,227,500
Raven Industries, Inc.                                                      250,002       5,640,045

See notes to
financial statements.


11


FINANCIAL STATEMENTS

Issuer                                                                       Shares           Value
Internet Software & Services 2.49%                                                      $11,471,400
Autobytel, Inc. (I)                                                         680,000       4,732,800
SafeNet, Inc. (I)                                                           220,000       6,738,600

Leisure Products 2.77%                                                                   12,745,088
Alliance Gaming Corp. (I)                                                   340,000       3,145,000
LeapFrog Enterprises, Inc. (I)                                              164,040       2,001,288
Winnebago Industries, Inc.                                                  242,000       7,598,800

Life & Health Insurance 1.53%                                                             7,061,670
Scottish Re Group Ltd. (Cayman Islands)                                     313,852       7,061,670

Movies & Entertainment 1.41%                                                              6,490,000
Imax Corp. (Canada) (I)                                                   1,000,000       6,490,000

Oil & Gas Equipment & Services 4.26%                                                     19,627,200
Grant Prideco, Inc. (I)                                                     305,000       6,270,800
Superior Energy Services, Inc. (I)                                          200,000       2,578,000
TETRA Technologies, Inc. (I)                                                360,000      10,778,400

Oil & Gas Exploration & Production 3.61%                                                 16,633,090
ATP Oil & Gas Corp. (I)                                                     366,700       4,877,110
Chesapeake Energy Corp.                                                     161,000       2,588,880
KCS Energy, Inc. (I)                                                        285,000       3,878,850
Pioneer Natural Resources Co.                                                90,000       2,916,000
Quicksilver Resources, Inc. (I)(U)                                           75,000       2,372,250

Other Diversified Financial Services 3.71%                                               17,088,000
Euronet Worldwide, Inc. (I)                                                 500,000      11,460,000
FTI Consulting, Inc. (I)                                                    300,000       5,628,000

Packaged Foods & Meats 0.61%                                                              2,810,629
Galaxy Nutritional Foods, Inc. (I)(W)                                     1,441,348       2,810,629

Pharmaceuticals 1.85%                                                                     8,540,700
Medicis Pharmaceutical Corp. (Class A)                                      210,000       8,540,700

Property & Casualty Insurance 1.47%                                                       6,781,100
ProAssurance Corp. (I)                                                      190,000       6,781,100

Regional Banks 5.88%                                                                     27,105,688
Boston Private Financial Holdings, Inc.                                     150,000       3,681,000
IBERIABANK Corp.                                                             94,400       5,760,288
Pacific Mercantile Bancorp (I)                                              335,000       4,288,000
Southwest Bancorp. of Texas, Inc. (I)                                       300,000       7,032,000
Umpqua Holdings Corp.                                                       255,000       6,344,400

See notes to
financial statements.


12


FINANCIAL STATEMENTS

Issuer                                                                       Shares           Value
Restaurants 1.08%                                                                        $4,980,625
BJ's Restaurants, Inc. (I)                                                  325,000       4,980,625

Semiconductor Equipment 1.53%                                             7,035,000
FormFactor, Inc. (I)                                                        300,000       7,035,000

Semiconductors 1.27%                                                      5,864,300
Catalyst Semiconductor, Inc. (I)                                            400,000       2,396,000
Emulex Corp. (I)                                                            330,000       3,468,300

Specialty Chemicals 1.13%                                                 5,224,350
Cabot Microelectronics Corp. (I)                                            145,000       5,224,350

Specialty Stores 1.02%                                                    4,708,000
Select Comfort Corp. (I)                                                    275,000       4,708,000

Steel 1.07%                                                               4,925,330
Allegheny Technologies, Inc. (I)                                            293,000       4,925,330

Technology Distributors 2.06%                                             9,504,000
Global Imaging Systems (I)                                                  270,000       9,504,000

Thrifts & Mortgage Finance 0.42%                                          1,930,250
New Century Financial Corp. (U)                                              35,000       1,930,250

Trucking 0.84%                                                            3,890,000
Celadon Group, Inc. (I)                                                     200,000       3,890,000

Wireless Telecommunication Services 3.17%                                14,598,750
EMS Technologies, Inc. (I)                                                  370,000       6,290,000
Radyne ComStream, Inc. (I)                                                  425,000       3,123,750
Spectralink Corp.                                                           425,000       5,185,000

                                                                Interest  Par value
Issuer, description, maturity date                              rate          (000)           Value
Short-term investments 2.18%                                                            $10,038,000
(Cost $10,038,000)

Joint Repurchase Agreement 2.18%                                                         10,038,000

Investment in a joint repurchase agreement transaction with
Morgan Stanley -- Dated 10-29-04, due 11-01-04 (secured=
by U.S. Treasury Bond 8.125% due 08-15-19, U.S.
Treasury Note 5.875% due 11-15-04, U.S. Treasury
Inflation Indexed Bonds 3.375% thru 3.625% due
04-15-28 thru 04-15-32, and U.S. Treasury Inflation Indexed
Notes 3.375% thru 3.875% due 01-15-09 thru 01-15-12)            1.770%        $10,038    10,038,000

See notes to
financial statements.


13


FINANCIAL STATEMENTS


Total investments 99.74%                                                               $459,530,540

Other assets and liabilities, net 0.26%                                                  $1,189,268

Total net assets 100.00%                                                               $460,719,808


(I) Non-income-producing security.

(U) All or a portion of this security is pledged as collateral for written call options.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.

Sector distribution            Value as a percentage of Fund's total net assets
-------------------------------------------------------------------------------
Consumer Discretionary                                                   11.92%
Consumer Staples                                                          2.50
Energy                                                                    5.32
Financials                                                               14.46
Health Care                                                              12.64
Industrials                                                              22.10
Information Technology                                                   18.38
Materials                                                                 7.08
Short-term Investments                                                    2.17
Telecommunication Services                                                3.17

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value
Unaffiliated issuers (cost $383,900,529)                         $456,719,911
Affiliated issuers (cost $6,499,151)                                2,810,629
Cash                                                                  910,292
Receivable for investments sold                                     4,754,870
Receivable for shares sold                                            107,031
Dividends and interest receivable                                      10,481

Other assets                                                           21,776

Total assets                                                      465,334,990
Liabilities
Payable for investments purchased                                   3,024,017
Payable for shares repurchased                                        842,983
Payable for options written, at value
(premiums received $152,554)                                          105,650
Payable to affiliates
Management fees                                                       273,503
Distribution and service fees                                          39,478
Other                                                                 205,519
Other payables and accrued expenses                                   124,032

Total liabilities                                                   4,615,182

Net assets
Capital paid-in                                                   683,390,409
Accumulated net realized loss on investments,
options written, and foreign currency transactions               (291,841,537)
Net unrealized appreciation of investments
and options written                                                69,177,764
Accumulated net investment loss                                        (6,828)

Net assets                                                       $460,719,808

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($213,000,870 [DIV] 12,254,223 shares)                         $17.38
Class B ($167,749,319 [DIV] 10,211,015 shares)                         $16.43
Class C ($58,880,321 [DIV] 3,583,556 shares)                           $16.43
Class I ($20,874,840 [DIV] 1,174,731 shares)                           $17.77
Class R ($214,458 [DIV] 12,363 shares)                                 $17.35

Maximum offering price per share
Class A 1 ($17.38 [DIV] 95%)                                           $18.29

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends                                                          $2,253,908
Securities lending                                                  1,129,847
Interest                                                              113,535

Total investment income                                             3,497,290

Expenses
Investment management fees                                          3,536,840
Class A distribution and service fees                                 678,794
Class B distribution and service fees                               1,870,876
Class C distribution and service fees                                 718,032
Class R distribution and service fees                                     702
Class A, B and C transfer agent fees                                1,933,852
Class I transfer agent fees                                             9,975
Class R transfer agent fees                                               547
Accounting and legal services fees                                    137,441
Printing                                                               96,961
Custodian fees                                                         88,515
Miscellaneous                                                          82,886
Registration and filing fees                                           56,907
Professional fees                                                      44,881
Trustees' fees                                                         29,822
Securities lending fees                                                29,083
Interest                                                                  295

Total expenses                                                      9,316,409
Less expense reductions                                              (164,938)

Net expenses                                                        9,151,471

Net investment loss                                                (5,654,181)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments (including $21,275,927 net realized loss on
sales of investments in affiliated issuers)                        42,510,632
Options written                                                       660,828
Foreign currency transactions                                         (56,113)

Change in net unrealized appreciation (depreciation) of
Investments                                                        14,968,047
Options written                                                       (11,990)

Net realized and unrealized gain                                   58,071,404

Increase in net assets from operations                            $52,417,223

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in the
Fund.
                                                          Year          Year
                                                         ended         ended
                                                      10-31-03      10-31-04
Increase (decrease) in net assets
From operations

Net investment loss                                ($5,476,813)  ($5,654,181)

Net realized gain (loss)                           (64,737,054)   43,115,347
Change in net unrealized
appreciation (depreciation)                        205,648,664    14,956,057

Increase in net assets
resulting from operations                          135,434,797    52,417,223
From Fund share transactions                       (85,763,812)  (94,966,738)

Net assets
Beginning of period                                453,598,338   503,269,323

End of period 1                                   $503,269,323  $460,719,808


1 Includes accumulated net investment loss of $5,072 and $6,828, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                             10-31-00 1     10-31-01 1     10-31-02 1     10-31-03     10-31-04
Per share operating performance
Net asset value,
beginning of period                        $17.27         $22.07         $16.59         $11.43       $15.61
Net investment loss 2                       (0.18)         (0.18)         (0.16)         (0.12)       (0.13)
Net realized and unrealized
gain (loss) on investments                   6.35          (3.49)         (4.83)          4.30         1.90
Total from
investment operations                        6.17          (3.67)         (4.99)          4.18         1.77
Less distributions
From net realized gain                      (1.37)         (1.81)         (0.17)            --           --
Net asset value, end of period             $22.07         $16.59         $11.43         $15.61       $17.38
Total return 3 (%)                          37.75         (18.02)        (30.44)         36.57        11.34 4

Ratios and supplemental data
Net assets, end of period
(in millions)                                $276           $353           $201           $220         $213
Ratio of expenses
to average net assets (%)                    1.36           1.35           1.58           1.83         1.48
Ratio of adjusted expenses
to average net assets 5 (%)                    --             --             --             --         1.51
Ratio of net investment loss
to average net assets (%)                   (0.77)         (0.95)         (1.00)         (0.91)       (0.79)
Portfolio turnover (%)                         36             66             44             52           54

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


Period ended                             10-31-00 1     10-31-01 1     10-31-02 1     10-31-03     10-31-04
Per share operating performance
Net asset value,
beginning of period                        $16.98         $21.51         $16.02         $10.96       $14.85
Net investment loss 2                       (0.31)         (0.31)         (0.26)         (0.19)       (0.24)
Net realized and unrealized
gain (loss) on investments                   6.21          (3.37)         (4.63)          4.08         1.82
Total from
investment operations                        5.90          (3.68)         (4.89)          3.89         1.58
Less distributions
From net realized gain                      (1.37)         (1.81)         (0.17)            --           --
Net asset value, end of period             $21.51         $16.02         $10.96         $14.85       $16.43
Total return 3 (%)                          36.73         (18.58)        (30.90)         35.49        10.64 4

Ratios and supplemental data
Net assets, end of period
(in millions)                                $249           $288           $175           $191         $168
Ratio of expenses
to average net assets (%)                    2.06           2.05           2.28           2.53         2.18
Ratio of adjusted expenses
to average net assets 5 (%)                    --             --             --             --         2.21
Ratio of net investment loss
to average net assets (%)                   (1.38)         (1.65)         (1.70)         (1.61)       (1.48)
Portfolio turnover (%)                         36             66             44             52           54

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


Period ended                             10-31-00 1     10-31-01 1     10-31-02 1     10-31-03     10-31-04
Per share operating performance
Net asset value,
beginning of period                        $16.97         $21.51         $16.02         $10.96       $14.86
Net investment loss 2                       (0.34)         (0.30)         (0.26)         (0.20)       (0.24)
Net realized and unrealized
gain (loss) on investments                   6.25          (3.38)         (4.63)          4.10         1.81
Total from
investment operations                        5.91          (3.68)         (4.89)          3.90         1.57
Less distributions
From net realized gain                      (1.37)         (1.81)         (0.17)            --           --
Net asset value, end of period             $21.51         $16.02         $10.96         $14.86       $16.43
Total return 3 (%)                          36.82         (18.58)        (30.90)         35.58        10.57 4

Ratios and supplemental data
Net assets, end of period
(in millions)                                 $49            $96            $63            $74          $59
Ratio of expenses
to average net assets (%)                    2.07           2.05           2.28           2.52         2.17
Ratio of adjusted expenses
to average net assets 5 (%)                    --             --             --             --         2.20
Ratio of net investment loss
to average net assets (%)                   (1.50)         (1.62)         (1.70)         (1.61)       (1.47)
Portfolio turnover (%)                         36             66             44             52           54

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS I SHARES

Period ended                             10-31-01 1,6   10-31-02 1     10-31-03       10-31-04
Per share operating performance
Net asset value,
beginning of period                        $20.44         $16.61         $11.53         $15.86
Net investment loss 2                          -- 7        (0.09)         (0.02)         (0.03)
Net realized and unrealized
gain (loss) on investments                  (3.83)         (4.82)          4.35           1.94
Total from
investment operations                       (3.83)         (4.91)          4.33           1.91
Less distributions
From net realized gain                         --          (0.17)            --             --
Net asset value, end of period             $16.61         $11.53         $15.86         $17.77
Total return 3 (%)                         (18.74) 8      (29.91)         37.55          12.04

Ratios and supplemental data
Net assets, end of period
(in millions)                                  -- 9          $14            $17            $21
Ratio of expenses
to average net assets (%)                    0.87 10        1.28           1.03           0.86
Ratio of net investment loss
to average net assets (%)                   (0.06) 10      (0.69)         (0.12)         (0.19)
Portfolio turnover (%)                         66             44             52             54

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES

Period ended                             10-31-03 6     10-31-04
Per share operating performance
Net asset value,
beginning of period                        $13.51         $15.60
Net investment loss 2                       (0.03)         (0.16)
Net realized and unrealized
gain on investments                          2.12           1.91
Total from
investment operations                        2.09           1.75
Net asset value, end of period             $15.60         $17.35
Total return 3 (%)                          15.47 8        11.22

Ratios and supplemental data
Net assets, end of period
(in millions)                                  -- 9           -- 9
Ratio of expenses
to average net assets (%)                    1.66 10        1.62
Ratio of net investment loss
to average net assets (%)                   (0.86) 10      (0.96)
Portfolio turnover (%)                         52             54

 1 Audited by previous auditor.

 2 Based on the average of the shares outstanding.

 3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 4 Total return would have been lower had certain expenses not been reduced during the period shown.

 5 Does not take into consideration expense reductions during the period shown.

 6 Class I and Class R shares began operations on 8-15-01 and 8-5-03, respectively.

 7 Less than $0.01 per share.

 8 Not annualized.

 9 Less than $500,000.

10 Annualized.

See notes to
financial statements.

Note A
Accounting policies

John Hancock Small Cap Equity Fund (the "Fund") is a diversified series of John Hancock Investment Trust II, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Com mis sion and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribu tion and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meet ing of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments.

Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

Written options for the year ended October 31, 2004 were as follows:

                                  NUMBER OF CONTRACTS        PREMIUMS RECEIVED
------------------------------------------------------------------------------
Outstanding, beginning of period                2,030                 $343,344
Options written                                11,935                2,007,594
Option closed                                  (3,292)                (701,904)
Options expired                                (6,396)                (945,927)
Options exercised                              (3,327)                (550,553)

Outstanding, end of period                        950                 $152,554


Summary of written options outstanding on October 31, 2004:

NAME OF                        NUMBER OF  EXERCISE         EXPIRATION
ISSUER                         CONTRACTS     PRICE               DATE     VALUE
-------------------------------------------------------------------------------
CALLS
Beazer Homes USA, Inc.                50   $115.00  November 22, 2004    $6,500
Beazer Homes USA, Inc.                50    110.00  December 20, 2004    24,000
New Century Financial Corp.          150     60.00  November 22, 2004     7,500
Quick Silver Resources, Inc.          50     35.00  November 22, 2004     1,250
Quick Silver Resources, Inc.         100     35.00  December 20, 2004     9,000
Quick Silver Resources, Inc.         100     37.50  December 20, 2004     3,000
RAE Systems, Inc.                    250      7.50  December 20, 2004    15,000
XM Satellite Radio Holdings, Inc.    200     32.50  December 20, 2004    39,400

Total                                950                               $105,650

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on October 31, 2004. Security lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $291,835,381 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 -- $744,101, October 31, 2010 --
$225,533,650 and October 31, 2011 -- $65,557,630. Availability of a
certain amount of the loss carryforward, which was acquired on June 28, 2002 in a merger with John Hancock Small Cap Equity Fund Y, may be limited in a given year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, the Fund had no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.70% of the Fund's average daily net asset value.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees as de fined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $285,529 with regard to sales of Class A shares. Of this amount, $32,364 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $227,714 was paid as sales commissions to unrelated broker-dealers and $25,451 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $37,354 with regard to sales of Class C shares. Of this amount, $37,144 was paid as sales commissions to unrelated broker-dealers and $210 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $552,687 for Class B shares and $14,894 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class R average net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $164,938 for the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $137,441. The Fund also paid the Adviser the amount of $1,886 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 7,402 shares of beneficial interest of the Fund on October 31, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sa tion Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

                                 YEAR ENDED 12-31-03          PERIOD ENDED 6-30-04 1
                              SHARES          AMOUNT        SHARES          AMOUNT
Class A shares
Sold                      10,233,106    $133,060,485     4,354,941     $73,506,236
Repurchased              (13,693,641)   (174,312,233)   (6,213,844    (105,220,155)
Net decrease              (3,460,535)   ($41,251,748)   (1,858,903)   ($31,713,919)

Class B shares
Sold                       1,355,388     $17,107,029     1,324,621     $21,198,527
Repurchased               (4,444,101)    (52,373,565)   (4,001,520)    (63,865,487)
Net decrease              (3,088,713)   ($35,266,536)   (2,676,899)   ($42,666,960)

Class C shares
Sold                       1,243,266     $16,283,817       837,184     $13,631,792
Repurchased               (2,043,300)    (23,922,769)   (2,240,237)    (35,709,497)
Net decrease                (800,034)    ($7,638,952)   (1,403,053)   ($22,077,705)

Class I shares
Sold                         406,191      $5,193,382       321,910      $5,576,219
Repurchased                 (538,289)     (6,899,958)     (242,946)     (4,166,792)
Net increase (decrease)     (132,098)    ($1,706,576)       78,964      $1,409,427

Class R shares 1
Sold                           7,402        $100,000         5,226         $86,789
Repurchased                       --              --          (265)         (4,370)
Net increase                   7,402        $100,000         4,961         $82,419

Net decrease              (7,473,978)   ($85,763,812)   (5,854,930)   ($94,966,738)

1 Class R shares began operations on 8-5-03.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $266,980,548 and $368,002,208 respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes was $390,399,680. Gross unrealized appreciation and depreciation of investments aggregated $111,367,869 and $42,190,105, respectively, resulting in net unrealized appreciation of $69,177,764.

Note E
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 2004 is set forth below.


                                        Beginning      Ending
                                            share       share      Realized   Dividend       Ending
Affiliate                                  amount      amount          gain     income        value
Galaxy Nutritional Foods, Inc.(i)
bought: none, sold: none                  778,700   1,441,348            --         --   $2,810,629

i-Stat Corp.(r)
bought: none, sold: 1,756,649
shares at $29,964,562                   1,756,649          --     10,645,695        --           --

Pegasus Communications Corp.(r)
bought: none, sold: 296,225
shares at $8,247,656                      296,225          --    (31,921,622)       --           --

Total                                                           $(21,275,927)             $2,810,629

(i) 662,648 shares of Galaxy Nutritional Foods, Inc. direct placement securities were converted to common stock during the period.

(r) Direct placement securities are restricted as to resale.

Note F
Reclassification of
accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $56,644, a decrease in accumulated net investment loss of $5,652,425 and a decrease in capital paid-in of $5,709,069. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation, net operating losses and foreign currency adjustments. The calculation of net investment loss per share in the Fund's Finan cial Highlights excludes these adjustments.

Note G
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

To the Board of Trustees and Shareholders of John Hancock Small Cap Equity Fund,

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Registered Public
Accounting Firm

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Equity Fund (the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with account ing principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support ing the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for the calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

Dennis S. Aronowitz, Born: 1931                                                             1994                21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         1994                21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1994                21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              1996                21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).


34


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William F. Glavin, 2 Born: 1932                                                             1996                21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                 1996                31
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         1996                31
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

John W. Pratt, Born: 1931                                                                   1996                21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).


24


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:                      Express mail:
          John Hancock                       John Hancock
          Signature Services, Inc.           Signature Services, Inc.
          1 John Hancock Way, Suite 1000     Mutual Fund Image Operations
          Boston, MA 02217-1000              529 Main Street
                                             Charlestown, MA 02129

Phone     Customer service representatives   1-800-225-5291
          24-hour automated information      1-800-338-8080
          TDD line                           1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Small Cap Equity Fund.

3700A  10/04
       12/04

JOHN HANCOCK
Financial
Industries Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 15

Trustees & officers
page 31

For more information
page 37


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
capital appreciation
by normally invest-
ing at least 80%
of its assets in
stocks of U.S. and
foreign financial
services companies
of any size.

Over the last twelve months

* The broad stock market advanced, but ran into headwinds in 2004, as geopolitical issues, rising oil prices and economic uncertainties kept investors wary.

* Financial stocks slightly underperformed the market, with merger banks among the best-performing group.

* The Fund's overweights in the weaker market-sensitive names, and its underweight in safe-haven real estate investment trusts, held back relative performance.

[Bar chart with heading "John Hancock Financial Industries Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 1% with 0% at the bottom and 7% at the top. The first bar represents the 5.84% total return for Class A. The second bar represents the 5.12% total return for Class B. The third bar represents the 5.19% total return for Class C. The fourth bar represents the 6.42% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 5.3%   Bank of America Corp.
 5.3%   Citigroup, Inc.
 5.2%   Wells Fargo & Co.
 4.9%   JPMorgan Chase & Co.
 4.4%   Merrill Lynch & Co., Inc.
 3.8%   American Express Co.
 3.5%   Goldman Sachs Group, Inc. (The)
 3.2%   American International Group, Inc.
 3.1%   State Street Corp.
 3.0%   SouthTrust Corp.

As a percentage of net assets on October 31, 2004.

BY JAMES K. SCHMIDT, CFA, LISA A. WELCH AND THOMAS M. FINUCANE, PORTFOLIO
MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Financial Industries Fund

Portfolio manager Thomas Finucane, who was a portfolio manager at John Hancock from 1990 to 2002, recently rejoined the team as a co-portfolio manager after two years at another asset management firm.

The stock market began the Fund's fiscal year last November on an upbeat path, bolstered by low interest rates, a rebounding economy, tax cuts and strong corporate earnings growth. But the environment became more difficult as the new calendar year progressed, keeping stocks moving sideways for much of 2004. Concerns that the Federal Reserve's moves to raise interest rates would negatively impact corporate earnings and questions about the strength of the economy, combined with a host of other fears, served to keep investors wary. The list of uncertainties included spiking oil prices, hurricanes, terrorism, the Iraq war and the tight U.S. presidential election race. Although the broad market, as measured by the Standard & Poor's 500 Index, returned 9.42% in the 12 months ended October 31, 2004, much of the advance came at the beginning of the period last November and December.

"Regional banks, diversified
 banks and real estate
 investment trusts (REITs) all per
 formed well..."

Financial stocks as a group slightly underperformed the broad market, with the Standard & Poor's 500 Financial Index returning 8.04% in the period. Regional banks, diversified banks and real estate investment trusts (REITs) all performed well, as growing uncertainties led investors to these more conservative safe-haven sectors, given their high dividends and stable earnings. Regional banks were also bolstered by an upswing in mergers, while the more market-sensitive names, such as trust banks and brokers, struggled. Insurance stocks were hit hard at the end of the period by charges of bid rigging and price fixing against the most prominent insurance broker, Marsh & McLennan.

Fund performance

For the year ended October 31, 2004, John Hancock Financial Industries Fund's Class A, Class B, Class C and Class I shares posted total returns of 5.84%, 5.12%, 5.19% and 6.42%, respectively, at net asset value. Those results trailed the Fund's benchmark index and the 10.57% return of the average financial services fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photos of Jim Schmidt, Lisa Welch and Tom Finucane flush right next to first paragraph.]

Our underperformance relative to the S&P 500 Financial Index stemmed from our overweights in several sectors that lagged, such as the more market-sensitive sectors, including brokers, asset managers and trust banks, all of which derive significant portions of their revenues from market activity. We were also overweight insurance brokers when the bid-rigging scandal broke in October, we were underweight life insurance companies and owned none of the better-performing REITs. That said, our stake in regional banks provided a lift to performance.

"...banks involved in mergers were
 some of our biggest contributors
 to performance..."

Merger banks boost results

Bank merger activity picked up significantly over the last 12 months spearheaded by the announced mega-merger between FleetBoston and Bank of America just as the fiscal year began. Not surprisingly, banks involved in mergers were some of our biggest contributors to performance during the year, including FleetBoston and Bank of America. Our large stakes in these regional banks at the time of the announced deals made a positive impact on performance. Some of the bigger names and top performers included Charter One, which was acquired by Royal Bank of Scotland, and SouthTrust, which was bought by Wachovia. Both stocks did well, as did the stocks of Bank One Corp. and its acquirer JPMorgan Chase. On the flip side, market-sensitive banks such as State Street Corp. and Citigroup were among our bigger detractors.

Reversal of fortune for insurance

Insurance companies were among the top performers in the first half of the period, as reinsurers and property and casualty companies benefited from strong pricing cycles, and life insurers were lifted by a good stock market which boosted sales of their variable annuity products. However, with the exception of life insurers such as our strong-performing Prudential Financial and Genworth Financial, the insurance group suffered a major reversal later in the period due to a string of setbacks. Pricing began to soften and an unusually large number of back-to-back hurricanes failed to firm up policy pricing. Then the worst disaster struck in the form of bid-rigging and price-fixing charges brought by New York attorney general Eliot Spitzer against property and casualty broker Marsh & McLennan. Named in the suit were insurers American International Group (AIG), Hartford Group and ACE Ltd., which saw their stocks taken down as a result. Our large stakes in Marsh & McLennan and AIG worked against the Fund, as these were two of our bigger detractors.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Diversified banks 17%, the second is Investment banking & brokerage 13%, the third is Other diversified financial services 12%, the fourth is Regional banks 11%, and the fifth is Asset management & custody banks 9%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to left): Common stocks 98%, and Short-term investments & other 2%. ]

Headline and regulatory risk also worked against Citigroup, which had problems in several of its overseas units, and Fannie Mae, which had accounting issues.

Brokers, asset managers hurt by market

Investment bankers, brokerage firms and asset managers were weak during the year and our overweight here held us back. At the outset, they had stronger-than-expected earnings from strength in fixed-income, equities, merger and trading activity. But the market was unimpressed and worried more about the impact of rising rates, weak trading volumes and sluggish retail brokerage operations. This hurt our stake in Merrill Lynch and Morgan Stanley, even though their results were less negative than some of the others in the group. One exception was asset manager BlackRock, which benefited from its focus on fixed-income, which held up well despite rising rates.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Ambac Financial Group followed by an up arrow with the phrase, "Market starts to appreciate bond insurance company." The second listing is Fifth Third Bancorp. followed by a down arrow with the phrase "Company failed to regain its once impressive earnings growth." The third listing is State Street followed by a down arrow with the phrase "Stagnant market hurts, but new CEO set to address expense issues."]

Outlook

We're still optimistic about the prospects for financial stocks. We expect the group to navigate fairly well in the rising interest rate environment, and may continue to see outperformance if the economic recovery remains sluggish. We favor those names that we consider to be market sensitive, such as money center banks, brokers, asset managers, trust banks and some of the superregional banking companies. The valuations of many of these names are attractive based on historical levels and when compared to other sectors in the financial group, such as the small- and mid-cap banks.

"We're still optimistic about the
 prospects for financial stocks.
 We expect the group to navigate fairly
 well in the rising interest
 rate environment..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                              Class A      Class B      Class C      Class I 1
Inception date                3-14-96      1-14-97       3-1-99       3-1-01

Average annual returns with maximum sales charge (POP)
One year                         0.57%        0.12%        4.19%        6.42%
Five years                       1.60         1.57         1.95           --
Since inception                  9.52         5.63         1.96        -0.05

Cumulative total returns with maximum sales charge (POP)
One year                         0.57         0.12         4.19         6.42
Five years                       8.28         8.12        10.12           --
Since inception                119.24        53.27        11.60        -0.20

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

             Cum Value    Cum Value                   S&P 500
               of $10K      of $10K      S&P 500    Financial
Plot Date     (No Load)     (w/Load)       Index        Index

3-14-96        $10,000       $9,500      $10,000      $10,000
3-31-96         10,529       10,000       10,077       10,314
4-30-96         11,294       10,726       10,225       10,132
10-31-96        12,976       12,324       11,154       12,171
4-30-97         14,094       13,386       12,795       14,405
10-31-97        17,802       16,907       14,737       17,446
4-30-98         21,579       20,494       18,053       21,748
10-31-98        18,633       17,696       17,979       19,463
4-30-99         21,702       20,611       21,990       24,344
10-31-99        20,252       19,233       22,595       23,700
4-30-00         20,226       19,209       24,221       21,901
10-31-00        25,633       24,344       23,974       27,057
4-30-01         23,534       22,350       21,081       26,021
10-31-01        19,565       18,581       18,004       23,084
4-30-02         21,317       20,245       18,421       25,451
10-31-02        18,549       17,616       15,284       21,898
4-30-03         18,575       17,641       15,970       22,982
10-31-03        21,811       20,714       18,467       27,023
4-30-04         22,487       21,356       19,625       28,285
10-31-04        23,085       21,924       20,197       29,210

[Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the Standard & Poor's 500 Financial Index and is equal to $29,210 as of October 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Financial Industries Fund, before sales charge, and is equal to $23,085 as of October 31, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock Financial Industries Fund, after sales charge, and is equal to $21,924 as of October 31, 2004. The fourth line represents the Standard & Poor's 500 Index and is equal to $20,197 as of October 31, 2004.]


                                      Class B 1    Class C 1    Class I 2
Period beginning                      1-14-97       3-1-99       3-1-01
Financial Industries Fund             $15,327      $11,160       $9,980
Index 1                                16,538        9,939        9,663
Index 2                                21,946       13,170       11,292


Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Standard & Poor's 500 Financial Index -- Index 2 -- is an unmanaged index designed to measure the financial sector of the Standard & Poor's 500.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.

Account value                            Expenses paid
$1,000.00          Ending value          during period
on 4-30-04          on 10-31-04         ended 10-31-04 1
-------------------------------------------------------------
Class A               $1,017.98                  $7.22
Class B                1,025.14                  10.80
Class C                1,025.14                  10.81
Class I                1,025.14                   4.69

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                            Expenses paid
$1,000.00          Ending value          during period
on 4-30-04          on 10-31-04         ended 10-31-04 1
-------------------------------------------------------------
Class A               $1,026.60                  $7.25
Class B                1,014.47                  10.75
Class C                1,014.47                  10.75
Class I                1,020.51                   4.68

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.42%, 2.12%, 2.12% and 0.92% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 98.01%                                                                                   $1,068,186,404
(Cost $788,349,404)

Asset Management & Custody Banks 8.50%                                                                     92,655,724
Affiliated Managers Group, Inc. (I)(L)                                                        121,600       6,790,144
Alliance Capital Management Holding L.P. (L)                                                  105,000       3,990,000
Bank of New York Co., Inc. (The)                                                              350,000      11,361,000
BlackRock, Inc. (I)(L)                                                                        223,000      16,390,500
Franklin Resources, Inc. (L)                                                                   94,000       5,698,280
Legg Mason, Inc.                                                                              180,000      11,467,800
Mellon Financial Corp.                                                                        117,500       3,395,750
State Street Corp. (L)                                                                        745,000      33,562,250

Consumer Finance 5.21%                                                                                     56,796,105
American Express Co. (L)                                                                      782,500      41,527,275
Capital One Financial Corp. (L)                                                                90,000       6,638,400
MBNA Corp.                                                                                    261,000       6,689,430
Nelnet, Inc. (Class A) (I)                                                                    100,000       1,941,000

Data Processing & Outsourced Services 2.25%                                                                24,523,050
Affiliated Computer Services, Inc. (Class A) (I)(L)                                            85,000       4,636,750
Fiserv, Inc. (I)                                                                              375,000      13,327,500
Paychex, Inc. (L)                                                                             200,000       6,558,800

Diversified Banks 17.13%                                                                                  186,658,344
Bank of America Corp.                                                                       1,290,324      57,793,612
Fifth Third Bancorp. (L)                                                                      648,775      31,913,242
U.S. Bancorp.                                                                               1,070,000      30,612,700
Wachovia Corp. (L)                                                                            197,000       9,694,370
Wells Fargo & Co. (L)                                                                         948,500      56,644,420

Diversified Commercial Services 0.43%                                                                       4,639,644
GATX Corp.                                                                                    140,000       3,819,200
Marlin Business Services, Inc. (I)                                                             46,550         820,444

See notes to
financial statements.


10


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Insurance Brokers 1.61%                                                                                   $17,552,204
Marsh & McLennan Cos., Inc. (L)                                                               499,400      13,813,404
Willis Group Holdings Ltd. (Bermuda) (L)                                                      104,000       3,738,800

Investment Banking & Brokerage 12.93%                                                                     140,894,254
Ameritrade Holding Corp. (I)(L)                                                               316,750       4,124,085
Goldman Sachs Group, Inc. (The) (L)                                                           392,500      38,614,150
Lehman Brothers Holdings, Inc.                                                                390,000      32,038,500
Merrill Lynch & Co., Inc. (L)                                                                 897,000      48,384,180
Morgan Stanley                                                                                347,100      17,733,339

Life & Health Insurance 6.05%                                                                              65,958,112
AFLAC, Inc.                                                                                    82,600       2,963,688
Conseco, Inc. (I)                                                                             545,820       9,147,943
Genworth Financial, Inc. (I)                                                                  453,017      10,808,986
MetLife, Inc.                                                                                 155,000       5,944,250
Prudential Financial, Inc. (L)                                                                483,500      22,468,245
Scottish Re Group Ltd. (Cayman Islands)                                                       650,000      14,625,000

Multi-Line Insurance 5.18%                                                                                 56,508,682
American International Group, Inc.                                                            566,200      34,374,002
Hartford Financial Services Group, Inc. (The) (L)                                             378,500      22,134,680

Other Diversified Financial Services 11.82%                                                               128,772,514
Ambac Financial Group, Inc.                                                                    87,500       6,830,250
Assured Guaranty Ltd. (Bermuda) (I)                                                           451,460       7,412,973
Citigroup, Inc.                                                                             1,295,000      57,459,150
JPMorgan Chase & Co.                                                                        1,383,000      53,383,800
National Financial Partners Corp.                                                             119,920       3,686,341

Property & Casualty Insurance 3.02%                                                                        32,963,350
ACE, Ltd. (Cayman Islands)                                                                    295,000      11,227,700
Allstate Corp. (The)                                                                          275,000      13,224,750
Arch Capital Group Ltd. (Bermuda) (I)(L)                                                      170,000       6,386,900
Direct General Corp. (I)                                                                       72,000       2,124,000

Regional Banks 10.64%                                                                                     115,937,000
Banknorth Group, Inc.                                                                         120,000       4,232,400
City National Corp.                                                                           176,000      12,126,400
First Horizon National Corp.                                                                  185,500       8,028,440
M&T Bank Corp. (L)                                                                            278,000      28,634,000
National City Corp. (L)                                                                       341,660      13,314,490

See notes to
financial statements.


11


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Regional Banks (continued)
SouthTrust Corp.                                                                              744,500     $32,437,865
Wintrust Financial Corp.                                                                       73,000       4,161,000
Zions Bancorp. (L)                                                                            196,500      13,002,405

Reinsurance 6.13%                                                                                          66,842,896
Axis Capital Holdings Ltd. (Bermuda)                                                          503,480      12,617,209
PartnerRe Ltd. (Bermuda)                                                                      350,000      20,352,500
RenaissanceRe Holdings Ltd. (Bermuda)                                                         459,100      21,495,062
Transatlantic Holdings, Inc.                                                                  212,500      12,378,125

Thrifts & Mortgage Finance 7.11%                                                                           77,484,525
Countrywide Financial Corp. (L)                                                               445,000      14,208,850
Fannie Mae                                                                                    266,500      18,694,975
Freddie Mac                                                                                   307,000      20,446,200
Golden West Financial Corp.                                                                   170,000      19,876,400
Washington Mutual, Inc.                                                                       110,000       4,258,100

                                                                             Interest       Par value
Issuer, description, maturity date                                               rate            (000)          Value

Short-term investments 25.70%                                                                            $280,120,111
(Cost $280,120,111)

Joint Repurchase Agreement 1.75%                                                                           19,106,000

Investment in a joint repurchase agreement transaction with
Morgan Stanley -- Dated 10-29-04, due 11-01-04
(secured by U.S. Treasury Bond 8.125% due 08-15-19,
U.S. Treasury Note 5.875% due 11-15-04, U.S. Treasury
Inflation Indexed Bonds 3.625% due 04-15-28 and
3.375% due 04-15-32, and U.S. Treasury Inflation
Indexed Notes 3.375% thru 3.875% due 01-15-09
thru 01-15-12)                                                                  1.77%        $19,106      19,106,000

                                                                                               Shares

Cash Equivalents 23.95%                                                                                   261,014,111
AIM Cash Investment Trust (T)                                                             261,014,111     261,014,111

Total investments 123.71%                                                                              $1,348,306,515

Other assets and liabilities, net (23.71%)                                                              ($258,435,727)

Total net assets 100.00%                                                                               $1,089,870,788



See notes to
financial statements.

FINANCIAL STATEMENTS

Notes to Schedule of Investments

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.

Industry distribution               Value as a percentage of Fund's net assets
------------------------------------------------------------------------------
Asset Management & Custody Banks                                         8.50%
Consumer Finance                                                         5.21
Data Processing & Outsourced Services                                    2.25
Diversified Banks                                                       17.13
Diversified Commercial Services                                          0.43
Insurance Brokers                                                        1.61
Investment Banking & Brokerage                                          12.93
Life & Health Insurance                                                  6.05
Multi-Line Insurance                                                     5.18
Other Diversified Financial Services                                    11.82
Property & Casualty Insurance                                            3.02
Regional Banks                                                          10.64
Reinsurance                                                              6.13
Thrifts & Mortgage Finance                                               7.11
Short-term Investments                                                  25.70

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments at value (cost $1,068,469,515)
including $255,765,175 of securities loaned                    $1,348,306,515
Cash                                                                      776
Receivable for investments sold                                     7,502,160
Receivable for shares sold                                             60,555
Dividends and interest receivable                                   2,031,443
Other assets                                                           91,150

Total assets                                                    1,357,992,599

Liabilities
Payable for investments purchased                                   3,749,389
Payable for shares repurchased                                      2,015,843
Payable upon return of securities loaned                          261,014,111
Payable to affiliates
Management fees                                                       714,510
Distribution and service fees                                         102,792
Other                                                                 312,290
Other payables and accrued expenses                                   212,876

Total liabilities                                                 268,121,811

Net assets
Capital paid-in                                                   788,180,622
Accumulated net realized gain on investments
and foreign currency transactions                                  19,947,533
Net unrealized appreciation of investments
and translation of assets and liabilities
in foreign currencies                                             279,842,878
Accumulated net investment income                                   1,899,755

Net assets                                                     $1,089,870,788

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($304,052,926 [DIV] 17,118,669 shares)                         $17.76
Class B ($756,798,466 [DIV] 44,426,200 shares)                         $17.03
Class C ($29,008,286 [DIV] 1,703,765 shares)                           $17.03
Class I ($11,110 [DIV] 615 shares)                                     $18.07
Maximum offering price per share
Class A 1 ($17.76 [DIV] 95%)                                           $18.69

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends (net of foreign withholding taxes of $106,846)          $25,931,622
Securities lending                                                    378,713
Interest                                                              191,893

Total investment income                                            26,502,228

Expenses
Investment management fees                                          9,566,140
Class A distribution and service fees                                 989,733
Class B distribution and service fees                               8,833,785
Class C distribution and service fees                                 337,935
Class A, B and C transfer agent fees                                3,993,530
Class I transfer agent fees                                                 6
Accounting and legal services fees                                    339,764
Miscellaneous                                                         198,332
Printing                                                              187,500
Custodian fees                                                        178,299
Trustees' fees                                                         74,593
Registration and filing fees                                           51,988
Professional fees                                                      44,475
Securities lending fees                                                10,537
Interest                                                                3,354

Total expenses                                                     24,809,971
Less expense reductions                                              (361,524)

Net expenses                                                       24,448,447

Net investment income                                               2,053,781

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments                                                       112,689,059
Foreign currency transactions                                        (108,354)

Change in net unrealized appreciation (depreciation) of
Investments                                                       (45,460,274)
Translation of assets and liabilities in foreign currencies             5,860

Net realized and unrealized gain                                   67,126,291

Increase in net assets from operations                            $69,180,072

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in the
Fund.
                                                        Year             Year
                                                       ended            ended
                                                    10-31-03         10-31-04
Increase (decrease) in net assets
From operations

Net investment income (loss)                       ($574,363)      $2,053,781
Net realized gain (loss)                         (22,403,666)     112,580,705
Change in net unrealized
appreciation (depreciation)                      224,928,978      (45,454,414)

Increase in net assets resulting
from operations                                  201,950,949       69,180,072
From Fund share transactions                    (299,183,443)    (337,860,323)

Net assets
Beginning of period                            1,455,783,533    1,358,551,039

End of period 1                               $1,358,551,039   $1,089,870,788

1 Includes accumulated net investment income (loss) of ($37,311) and $1,899,755, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $15.92      $20.15      $15.38      $14.27      $16.78
Net investment income 1                                   0.03        0.03        0.02        0.07        0.12
Net realized and unrealized
gain (loss) on investments                                4.20       (4.80)      (0.77)       2.44        0.86
Total from
investment operations                                     4.23       (4.77)      (0.75)       2.51        0.98
Less distributions
From net realized gain                                      --          --       (0.36)         --          --
Net asset value, end of period                          $20.15      $15.38      $14.27      $16.78      $17.76
Total return 2 (%)                                       26.57      (23.67)      (5.19) 3    17.59        5.84 3

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $701        $468        $357        $345        $304
Ratio of expenses
to average net assets (%)                                 1.40        1.37        1.50        1.55        1.45
Ratio of adjusted expenses
to average net assets 4 (%)                                 --          --        1.51          --        1.48
Ratio of net investment income
to average net assets (%)                                 0.21        0.16        0.13        0.49        0.68
Portfolio turnover (%)                                      48         135          70          66          29

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $15.81      $19.88      $15.07      $13.88      $16.20
Net investment loss 1                                    (0.07)      (0.09)      (0.09)      (0.03)         -- 5
Net realized and unrealized
gain (loss) on investments                                4.14       (4.72)      (0.74)       2.35        0.83
Total from
investment operations                                     4.07       (4.81)      (0.83)       2.32        0.83
Less distributions
From net realized gain                                      --          --       (0.36)         --          --
Net asset value, end of period                          $19.88      $15.07      $13.88      $16.20      $17.03
Total return 2 (%)                                       25.74      (24.20)      (5.85) 3    16.71        5.12 3

Ratios and supplemental data
Net assets, end of period
(in millions)                                           $2,148      $1,438      $1,058        $977        $757
Ratio of expenses
to average net assets (%)                                 2.05        2.03        2.20        2.25        2.15
Ratio of adjusted expenses
to average net assets 4 (%)                                 --          --        2.21          --        2.18
Ratio of net investment loss
to average net assets (%)                                (0.44)      (0.50)      (0.57)      (0.22)      (0.02)
Portfolio turnover (%)                                      48         135          70          66          29

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $15.81      $19.87      $15.06      $13.87      $16.19
Net investment loss 1                                    (0.10)      (0.09)      (0.09)      (0.03)         -- 5
Net realized and unrealized
gain (loss) on investments                                4.16       (4.72)      (0.74)       2.35        0.84
Total from
investment operations                                     4.06       (4.81)      (0.83)       2.32        0.84
Less distributions
From net realized gain                                      --          --       (0.36)         --          --
Net asset value, end of period                          $19.87      $15.06      $13.87      $16.19      $17.03
Total return 2 (%)                                       25.68      (24.21)      (5.85) 3    16.73        5.19 3

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $58         $54         $40         $37         $29
Ratio of expenses
to average net assets (%)                                 2.10        2.07        2.20        2.25        2.15
Ratio of adjusted expenses
to average net assets 4 (%)                                 --          --        2.21          --        2.18
Ratio of net investment loss
to average net assets (%)                                (0.57)      (0.52)      (0.57)      (0.22)      (0.02)
Portfolio turnover (%)                                      48         135          70          66          29

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS I SHARES

Period ended                                          10-31-01 6  10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $18.50      $15.42      $14.40      $16.98
Net investment income 1                                   0.09        0.12        0.17        0.22
Net realized and unrealized
gain (loss) on investments                               (3.17)      (0.78)       2.41        0.87
Total from
investment operations                                    (3.08)      (0.66)       2.58        1.09
Less distributions
From net realized gain                                      --       (0.36)         --          --
Net asset value, end of period                          $15.42      $14.40      $16.98      $18.07
Total return 2 (%)                                      (16.65) 7    (4.58) 3    17.92        6.42

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $1          $1          -- 8        -- 8
Ratio of expenses
to average net assets (%)                                 0.88 9      0.89        0.90        0.91
Ratio of adjusted expenses
to average net assets 4 (%)                                 --        0.90          --          --
Ratio of net investment income
to average net assets (%)                                 0.73 9      0.74        1.15        1.21
Portfolio turnover (%)                                     135          70          66          29

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Does not take into consideration expense reductions during the periods shown.

5 Less than $0.01 per share.

6 Class I shares began operations on 3-1-01.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Financial Industries Fund (the "Fund") is a diversified series of John Hancock Investment Trust II, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S.

dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain
(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition,com mit ment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2004, the Fund loaned securities having a market value of $255,765,175 collateralized by cash in the amount of $261,014,111. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Forward foreign currency
exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had no open forward foreign currency exchange contracts on October 31, 2004.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, the components of distributable earnings on a tax basis included $1,942,526 of undistributed ordinary income and $20,711,482 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000, (c) 0.735% of the next 1,000,000,000 and (d) 0.725% of the Fund's average daily net asset value in excess of $2,000,000,000.

The Fund has an agreement with its custodian bank, under which custody fees are reduced by brokerage commissions offsets applied during the year. Accordingly, the expense reductions related to custody fee offsets amounted to $2,716, and had no impact on the Fund's ratio of expenses to average net asset value for the year ended October 31, 2004.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $213,963 with regard to sales of Class A shares. Of this amount, $32,215 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $135,766 was paid as sales commissions to unrelated broker-dealers and $45,982 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICO") , is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $13,832 with regard to sales of Class C shares. Of this amount, $13,683 was paid as sales commissions to unrelated broker-dealers and $149 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $1,160,322 for Class B shares and $5,861 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $358,808 for the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $339,764. The Fund also paid the Adviser the amount of $1,616 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 615 shares of beneficial interest of the Fund on October 31, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

                                 Year ended 10-31-03           Year ended 10-31-04
                              Shares          Amount        Shares          Amount
Class A shares
Sold                       2,004,791     $30,145,003     2,078,683     $36,463,451
Repurchased               (6,437,284)    (94,074,030)   (5,510,730)    (96,705,896)
Net decrease              (4,432,493)   ($63,929,027)   (3,432,047)   ($60,242,445)

Class B shares
Sold                       1,430,043     $20,416,305     1,544,458     $25,987,636
Repurchased              (17,357,641)   (245,858,698)  (17,419,203)   (294,072,703)
Net decrease             (15,927,598)  ($225,442,393)  (15,874,745)  ($268,085,067)

Class C shares
Sold                         204,780      $2,954,857       189,553      $3,218,992
Repurchased                 (820,749)    (11,515,502)     (754,953)    (12,751,803)
Net decrease                (615,969)    ($8,560,645)     (565,400)    ($9,532,811)

Class I shares
Sold                          41,989        $629,220            --              --
Repurchased                 (120,507)     (1,880,598)           --              --
Net decrease                 (78,518)    ($1,251,378)           --              --

Net decrease             (21,054,578)  ($299,183,443)  (19,872,192)  ($337,860,323)

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $355,635,584 and $692,171,645, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax pur poses was $1,069,233,464. Gross un realized appreciation and depreciation of invest ments aggregated $283,240,129 and $4,167,078, respectively, resulting in net unrealized appreciation of $279,073,051. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect an increase in accumulated net realized gain on investments of $109,682, a decrease in accumulated net investment income of $116,715 and an increase in capital paid-in of $7,033. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in ac counting for deferred compensation and certain foreign currency adjustments. The calculation of net investment income
(loss) per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Financial Industries Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Financial Industries Fund (the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for the calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

Dennis S. Aronowitz, Born: 1931                                                             1996                21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         1996                21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1996                21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              1996                21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).


31


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William F. Glavin, 2 Born: 1932                                                             1996                21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                 1996                31
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         1996                31
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

John W. Pratt, Born: 1931                                                                   1996                21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).


32


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     1996
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1996
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

OUR WEB SITE

A wealth of information--
www.jhfunds.com

View the latest information for your account.
------------------------------------------------
Transfer money from one account to another.
------------------------------------------------
Get current quotes for major market indexes.
------------------------------------------------
Use our online calculators to help you with your
financial goals.
------------------------------------------------
Get up-to-date commentary from John Hancock
Funds investment experts.
------------------------------------------------
Access forms, applications and tax information.
------------------------------------------------

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:                       Express mail:
          John Hancock                        John Hancock
          Signature Services, Inc.            Signature Services, Inc.
          1 John Hancock Way, Suite 1000      Mutual Fund Image Operations
          Boston, MA 02217-1000               529 Main Street
                                              Charlestown, MA 02129

Phone     Customer service representatives    1-800-225-5291
          24-hour automated information       1-800-338-8080
          TDD line                            1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Financial Industries Fund.


7000A 10/04
      12/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, October 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

William F. Glavin is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $85,600 for the fiscal year ended October 31, 2003 (broken out as follows:
John Hancock Financial Industries Fund - $22,200, John Hancock Regional Bank Fund - $33,400 and John Hancock Small Cap Equity Fund - $30,000) and $89,850 for the fiscal year ended October 31, 2004 (broken out as follows:
John Hancock Financial Industries Fund - $23,350, John Hancock Regional Bank Fund - $35,000 and John Hancock Small Cap Equity Fund - $31,500). These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services
There were no audit-related fees during the fiscal year ended October 31, 2003 and fiscal year ended October 31, 2004 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $10,500 for the fiscal year ended October 31, 2003 (broken out as follows: John Hancock Financial Industries Fund - $3,000, John Hancock Regional Bank Fund - $3,500 and John Hancock Small Cap Equity Fund - $4,000) and $11,050 for the fiscal year ended October 31, 2004 (broken out as follows: John Hancock Financial Industries Fund - $3,150, John Hancock Regional Bank Fund - $3,700 and John Hancock Small Cap Equity Fund - $4,200). The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
There were no other fees during the fiscal year ended October 31, 2003 and fiscal year ended October 31, 2004 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2003 and October 31, 2004 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $10,500 for the fiscal year ended October 31, 2003 and $67,512 for the fiscal year ended October 31, 2004.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal accounting officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    December 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:   December 21, 2004

By:
    -----------------------
    William H. King
    Vice President and Treasurer

Date:   December 21, 2004